UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2023

Gyre Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12770 High Bluff Drive Suite 150 San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 949-3681

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GYRE	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Gyre Therapeutics, Inc., a Delaware corporation (formerly known as Catalyst Biosciences, Inc.) (prior to the Closing Date, “Catalyst” and after the Closing Date, “Gyre”), filed on October 30, 2023 (the “Original Report”), in which Gyre reported, among other events, the consummation of its previously announced business combination (the “Closing”) pursuant to the Business Combination Agreement (as defined in the Original Report) on October 30, 2023 (the “Closing Date”). Pursuant to the terms of the Business Combination Agreement, at the Closing, Catalyst acquired an indirect controlling interest in Beijing Continent Pharmaceuticals Co., Ltd (“BC”), a company organized under the laws of the People’s Republic of China. In connection with the Closing, the combined company changed its name from “Catalyst Biosciences, Inc.” to “Gyre Therapeutics, Inc.”

This Amendment No. 1 includes (i) the financial statements of BC and related notes as of and for the years ended December 31, 2022 and 2021 and the unaudited financial statements of BC as of and for the nine months ended September 30, 2023, and (ii) the unaudited pro forma condensed combined balance sheet of Catalyst and BC as of September 30, 2023 and the unaudited pro forma condensed combined statement of operations of Catalyst and BC for the nine months ended September 30, 2023 and the year ended December 31, 2022.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at Gyre or its subsidiaries, including BC, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 2.01.	Results of Operations and Financial Condition.

This Amendment No. 1 includes (i) the financial statements of BC and related notes as of and for the years ended December 31, 2022 and 2021 and the unaudited financial statements of BC as of and for the nine months ended September 30, 2023, and (ii) the unaudited pro forma condensed combined balance sheet of Catalyst and BC as of September 30, 2023 and the unaudited pro forma condensed combined statement of operations of Catalyst and BC for the nine months ended September 30, 2023 and the year ended December 31, 2022.

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Exhibits.

(a) Financial Statements of Business Acquired

The financial statements of BC and related notes as of and for the years ended December 31, 2022 and 2021 and the unaudited financial statements of BC as of and for the nine months ended September 30, 2023 and for the periods then ended and related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Catalyst and BC as of September 30, 2023 and the unaudited pro forma condensed combined statement of operations of Catalyst and BC for the nine months ended September 30, 2023 and the year ended December 31, 2022 and the related notes thereto are attached as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
99.1
Unaudited financial statements of BC and related notes as of and for the nine months ended September 30, 2023 and financial statements of BC and related notes as of and for the years ended December 31, 2022 and 2021.

99.2
Unaudited pro forma condensed combined balance sheet of Catalyst and BC as of September 30, 2023 and the unaudited pro forma condensed combined statement of operations of Catalyst and BC for the nine months ended September 30, 2023 and the year ended December 31, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gyre Therapeutics, Inc.

Date: January 12, 2024	By:	/s/ Ruoyu Chen
	Name:	Ruoyu Chen
	Title:	Chief Financial Officer